FibroGen, Inc. Corporate Presentation January 2019 Exhibit 99.1

This presentation contains “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, business strategy, and plans, and objectives of management for future operations, are forward looking statements. These forward-looking statements can generally be identified by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “or potentially,” or by the negative of these terms or other similar expressions. Forward-looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses, or current expectations concerning, among other things, our ongoing and planned development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for roxadustat, pamrevlumab, and our other product candidates, the potential safety, efficacy, reimbursement, convenience, or clinical and pharmaco-economic benefits of our product candidates, including in China, the potential markets for any of our product candidates, our ability to develop commercial functions, or our ability to operate in China, expectations regarding clinical trial data, our results of operations, cash needs, spending of proceeds from our public offerings, financial condition, liquidity, prospects, growth, and strategies, the industry in which we operate, and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Forward-Looking Statements

2019: A Transformational Year >5 Anemia associated with CKD Approved in China for dialysis in 2018 NDA approval decisions expected in 2019: Japan for dialysis China for non-dialysis NDA submissions expected in 2019: U.S., EU, other territories Anemia Associated with MDS One U.S./EU Phase 3, one China Phase 2/3 trial ongoing ROXADUSTAT TWO FIRST-IN-CLASS PRODUCT PLATFORMS ADDRESSING MAJOR MARKETS WITH SIGNIFICANT PATIENT NEED 1 PAMREVLUMAB IPF Phase 3 study starting in 2019 Pancreatic Cancer Phase 3 study starting in 2019 DMD Phase 2 trial ongoing 1 2

Product Portfolio HIF-PHI PRECLINICAL PHASE 1 PHASE 2 PHASE 3 APPROVED Roxadustat CKD Anemia United States, Europe China1 Japan2 Roxadustat MDS Anemia United States, Europe China (Phase 2/3) ANTI-CTGF PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Pamrevlumab Idiopathic Pulmonary Fibrosis Pancreatic Cancer Duchenne Muscular Dystrophy Wholly Owned Partnered 1Dialysis-dependent NDA approved; non-dialysis dependent NDA filed in China 2Dialysis-dependent NDA filed in Japan; non-dialysis dependent trials are ongoing

Corporate and Financial 465 employees worldwide 310 U.S. 155 ex-U.S. San Francisco headquarters with subsidiary in Beijing Appointed Maykin Ho, Ph.D., to Board of Directors in December 2018 Well-managed financial position No debt Year-end cash balance projection of $720M to $730M $722M cash as of September 30, 2018; no debt

Roxadustat Anemia

Roxadustat: An Innovative Approach to Addressing Anemia *First approved in China for anemia associated with CKD in dialysis-dependent patients on December 17, 2018. ROXADUSTAT HAS BEEN SHOWN TO BE MORE THAN AN ORAL ALTERNATIVE TO ESAs Overcomes suppressive effects of inflammation on erythropoiesis Coordinate iron mobilization, hepcidin reduction Erythropoietin levels within or near physiological range Superiority to ESAs has been shown in hemoglobin change from baseline and reduction in risk of blood cell transfusion + >> INTERNALLY ADVANCED BY FIBROGEN FROM DISCOVERY THROUGH LATE-STAGE CLINICAL DEVELOPMENT AND APPROVAL* Dialysis-dependent and non-dialysis-dependent CKD patients Anemia associated with MDS PARTNERED WITH ASTRAZENECA AND ASTELLAS Astellas: Europe, Middle East, CIS, South Africa, Japan AstraZeneca: U.S./ROW; China

Roxadustat: The Leader in Oral HIF-PHI Anemia Therapeutics Anemia in CKD Patients U.S./EU Positive Phase 3 results from five trials announced by FibroGen and AstraZeneca December 2018 Positive Phase 3 topline results announced by Astellas from first EU study All Phase 3 studies supporting U.S. NDA and EU MAA completed MACE pooled analysis readouts (DD, NDD) anticipated in 1H 2019 U.S. NDA submission planned for 1H 2019 China NDA approved by the NMPA for dialysis-dependent patients in December 2018 NDA approval anticipated for non-dialysis in 1H 2019 Launch planned for 2H 2019 Japan NDA for dialysis-dependent patients submitted to PMDA in September, 2018 Astellas completed 1 of 2 CKD non-dialysis dependent Phase 3 studies needed for sNDA Anemia Associated with MDS U.S. Phase 3 and China Phase 2/3 studies underway

Roxadustat in China FIRST APPROVAL China is the first country to approve a HIF-PHI FIRST TO MARKET Commercialization Activities FibroGen and AstraZeneca China working closely to prepare for 2H 2019 launch FibroGen China to lead: Medical Affairs Pharmacovigilance Regulatory Affairs Commercial Manufacturing Post-Approval Clinical Development AstraZeneca China to lead: Marketing Market Access Sales Commercial Operations

U.S. and China CKD Anemia Market Opportunity

ADDRESSING UNDERSERVED, GROWING, AND EMERGENT PATIENT POPULATIONS

UNITED STATES

>35M CKD patients

- Linked to diabetes and hypertension
- Hepcidin modulation may benefit broader CKD anemia population

> 500K Dialysis patients[1]

- AZ leads marketing, sales, and distribution with strong presence in diabetes and hypertension markets

CHINA

>500K CKD dialysis patients

- Double-digit Y/Y growth rate
- Large DD population significantly undertreated
- “Severe disease” reimbursement classification

- **AZ** leads marketing and sales with strong and established presence

[1]United States Renal Data System (USRDS) estimate as of 2016

FibroGen 10

Global Registration Programs:
Enrollment Summary

GLOBAL PHASE 3 STUDIES FOR U.S. NDA, EU MAA

Studies Completed

DD-CKD Studies		N	Population, Comparator
HIMALAYAS (FibroGen)	063	1,043	Incident dialysis, vs. epoetin α
SIERRAS (FibroGen)	064	741	Stable/Incident dalysis, vs. epoetin α
ROCKIES (AstraZeneca)	002	2,133	Stable/Incident dialysis, vs. epoetin α
PYRENEES (Astellas)	CL-613	838	Stable dialysis, vs. epoetin α or darbepoetin
Dialysis Total N		**4,755**	

NDD-CKD studies		N	Population, Comparator
ANDES (FibroGen)	060	922	Non-dialysis, vs. placebo
OLYMPUS (AstraZeneca)	001	2,782	Non-dialysis, vs. placebo
ALPS (Astellas)	CL-608	597	Non-dialysis, vs. placebo
Non-Dialysis Total		**4,301**	
DOLOMITES (Astellas)	*CL-610*	*616*	*Non-dialysis, vs. darbepoetin, for EU reimbursement*

Completed China Phase 3 Studies Support China NDA Approval

China Studies	Population, Comparator	N
806	Dialysis, vs. epoetin α	304
808	Non-dialysis, vs. placebo	151
China Phase 3 Total N		**455**

Completed Japan Phase 3 Dialysis Studies, NDA (DD) Submitted Sept'18

JPN Studies	Population, Comparator	N
CL-307	ESA conversion, hemodialysis, vs. darbepoetin	303
CL-312	ESA conversion long-term, hemodialysis, open label	164
CL-308	ESA naïve, hemodialysis, open label	75
CL-302	Peritoneal dialysis, open label	56
Dialysis Total N		**598**

Japan Phase 3 CKD-NDD Studies for sNDA (NDD)

CL-314	ESA naive, non-dialysis, open label	100
CL-310	ESA conversion, non-dialysis, vs. darbepoetin	~325
Japan Non-Dialysis Total N		**~425**

FibroGen
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ANDES
Roxadustat Phase 3 CKD-NDD Study(060)

- Randomized, double-blind, placebo-controlled study in U.S., APAC, S. America
- Chronic kidney disease (Stages 3, 4, or 5) not on dialysis, no prior ESA use
- N=922; roxadustat (n=616) vs. placebo (n=306)
- Treatment Duration: up to 4.5 years, mean=1.7 years

U.S. Primary Endpoint

Mean Hb change from baseline to the average over wks 28-52 (g/dL)

	Roxadustat	Placebo
n	616	306
Baseline Hb (g/dL)	**9.10**	**9.09**
mean Hb Wk 28-52 (g/dL)	**11.10**	**9.25**
change in Hb (g/dL)	**2.00**	**0.16**
***p*-value**	**<0.0001**	



2.50
2.00
1.50
1.00
0.50
0.00
g/dL
2.00
P=0.0001
0.16
Roxadustat
Placebo



Mean (±SE) Hemoglobin (g/dL) (FAS)
Mean Hemoglobin (g/dL)
Week

EU Primary Efficacy Endpoint

(U.S. Secondary Endpoint)

% Hb Responders: 86.0% (roxadustat) vs. 6.6% (placebo), ***p=0.0007***

Proportion of Patients Achieved Hb Response (Hb ≥ 11 g/dL and Hb Increase by ≥ 1 g/dL) in First 24 weeks



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
86%
P=0.0007
6.6%
Roxadustat
Placebo

Secondary Endpoints

- **Time to first use of a rescue therapy** (blood transfusion, ESA, or IV iron) in the first 52 weeks: 81% reduction in risk of rescue use (HR=0.19), *p<0.0001*
- **Time to first blood transfusion during the first 52 weeks**: 74% reduction in blood transfusion risk (HR=0.26), *p<0.0001*

Safety: An overall safety profile consistent with the results observed in prior roxadustat studies. The adverse events reported are consistent with those expected in these study populations with similar background diseases

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HIMALAYAS
Roxadustat Phase 3 Incident Dialysis Study (063)

- Randomized, open-label, active-controlled global study (U.S., Asia Pacific, Europe, Russia, S. America)
- Anemic incident dialysis patients with baseline Hb <10 g/dL, minimal to no prior ESA use
- N=1043; roxadustat (n=522) vs. epoetin alfa (n=521)
- Treatment Duration: up to 4.4 years, mean=1.8 years

U.S. Primary Endpoint

Mean Hb change from baseline to the average over Weeks 28-52

- Non-inferior: LS-means (LSM) difference=0.18; lower bound of the 95% CI of (0.08, 0.29) ≥ 0.75 g/dL (NI margin);
- Superiority to epoetin alfa, p=0.0005

	Roxadustat	Epoetin alfa
n	522	521
Baseline Hb (g/dL)	8.43	8.46
mean Hb Wk 28-52 (g/dL)	11.00	10.83
change in Hb (g/dL)	2.57	2.36



Mean (±SE) Hemoglobin (g/dL) (FAS)
Mean Hemoglobin (g/dL)
Study Week

EU Primary Efficacy Endpoint

(U.S. secondary endpoint)

% Hb Responder: 88.2% (roxadustat) vs. 84.5% (epoetin alfa)

- Non-inferior: lower bound of the 95% CI (-0.9%, 7.6%) of the treatment difference is >-15% (NI margin)

Proportion of Patients Achieved Hb Response (Hb ≥ 11 g/dL and Hb Increase by ≥ 1 g/dL) In First 24 Weeks



89.0%
88.0%
87.0%
86.0%
85.0%
84.0%
83.0%
82.0%
88.2%
84.5%
Roxadustat
Epoetin alfa

Safety: An overall safety profile consistent with the results observed in prior roxadustat studies. The adverse events reported are consistent with those expected in these study populations with similar background diseases

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SIERRAS

Roxadustat Phase 3 Conversion Study in Dialysis Patients (064)

- Randomized, open-label, active-controlled U.S. study
- N=741; roxadustat (n=370) vs. epoetin alfa (n=371)
  - Stable dialysis patients with baseline Hb 9 - 12 g/dL, on stable doses of ESA
  - Newly initiated dialysis patients with baseline Hb 8.5 - 12 g/dL
- Treatment Duration: up to 3.5 years, mean=1.9 years

U.S. Primary Endpoint

Mean Hb change from baseline to the average over Weeks 28-52

- **Non-inferior to epoetin alfa**:
  - LSM difference = 0.48 g/dL
  - Lower bound of the 95% CI of (0.37, 0.59) ≥0.75 g/dL (NI margin)
- **Superiority** over epoetin alfa, p<0.0001

	Roxadustat	Epoetin alfa
n	370	371
Baseline Hb (g/dL)	10.30	10.31
mean Hb Wk 28-52 (g/dL)	10.69	10.22
change in Hb (g/dL)	0.39	-0.09



Mean (±SE) Hemoglobin (g/dL) (FAS)
Mean Hemoglobin (g/dL)
Week

EU Primary Efficacy Endpoint

(***U.S. Secondary Endpoint***)

Mean Hb change from baseline to the average over Wks 28-36

- **Non-inferior**
  - LSM difference = 0.53 g/dL
  - Lower bound of the 95% CI of (0.39, 0.67) ≥0.75 g/dL (NI margin)
- **Superiority** over epoetin alfa, p<0.0001



Mean Hb Change (g/dL) From Baseline To
The Average Over Weeks 28-36 (PPS)
Hb Change (g/dL)
0.54
p<0.0001
Roxadustat
Epoetin alfa
-0.02

Secondary Endpoint

Time to first blood transfusion during the first 52 weeks:
33% reduction in blood transfusion risk (HR=0.67), *p=0.0337*

Safety: An overall safety profile consistent with the results observed in prior roxadustat studies. The adverse events reported are consistent with those expected in these study populations with similar background diseases

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Olympus Phase 3 CKD-NDD Study Double-blind, placebo-controlled study in 26 countries CKD patients, non-dialysis (Stages 3, 4 or 5) with baseline Hb <10 g/dL N=2,781; randomized 1:1, roxadustat or placebo Primary Efficacy Endpoint The trial met its primary efficacy endpoint by demonstrating a statistically significant and clinically meaningful improvement in mean change from baseline in Hb levels averaged over Weeks 28 to 52 vs. placebo Rockies Phase 3 CKD-DD Study Open-label, active-controlled study in 18 countries ESRD patients, dialysis-dependent N=2,133; randomized 1:1, roxadustat or epoetin alfa Primary Efficacy Endpoint The trial met its primary efficacy endpoint by demonstrating a statistically significant improvement in mean change from baseline in Hb levels averaged over Weeks 28 to 52 vs. epoetin alfa Roxadustat Phase 3 Clinical Studies Topline Result (AstraZeneca Sponsored)

U.S. / EU Phase 3 MDS Study Patient population: transfusion-dependent, ESA-naïve, lower risk MDS patients Open-label lead-in: N up to 24 Starting doses (8 each): 1.5 mg/kg, 2.0 mg/kg, 2.5 mg/kg Double-blind, placebo-controlled: N=160 3:2 randomization, roxadustat vs. placebo Primary endpoint at 28 weeks: Cumulative % patients achieved transfusion independence (over at least 8 weeks) Safety exposure: up to 52 weeks Sites in U.S., EU, APAC Roxadustat Ongoing Pivotal MDS Anemia Studies China Phase 2/3 MDS Study Patient population: non-transfusion dependent with baseline Hb of 6 to 10 g/dL, lower risk MDS patients Open-label: N up to 40 Double-blind, placebo-controlled: N=135 2:1 randomization, roxadustat vs. placebo Primary endpoints at 26 weeks: % patients with Hb increased by 1.5 g/dL from baseline Treatment duration: 26 weeks ~30 sites in China

Pamrevlumab

Idiopathic Pulmonary Fibrosis (IPF) FDA Fast Track designation Phase 3 study planned to start in Q1 2019 Randomized placebo-controlled, double-blind study similar to PRAISE Phase 2b study design Primary endpoint will be change in forced vital capacity (FVC) from baseline Pancreatic Cancer (LAPC) FDA Fast Track and Orphan Drug Designation Phase 3 study planned to start in Q1 2019 Randomized double-blind, placebo-controlled study evaluating pamrevlumab in combination with gemcitabine and nab-paclitaxel as neoadjuvant treatment Assess resectability and resection rates with the primary endpoint of overall survival Duchenne Muscular Dystrophy (DMD) Phase 2 trial fully enrolled All patients will have completed first of three years on trial in Q1 2019 Initial data anticipated at end of Q1 2019 Pamrevlumab: Three High-Value, High-Need Indications

Pamrevlumab: Potential Innovative Treatment for Fibrosis and Fibroproliferative Diseases

Pamrevlumab Idiopathic Pulmonary Fibrosis

IPF Patients Need New Therapeutic Options

ORPHAN DISEASE

- U.S. prevalence of ~44,000 to 135,000[1]
- U.S. incidence of ~21,000 to 52,000[1] cases per year
- Incident and mortality are on the rise, and prevalence is expected to increase with the aging population[2]

PROGRESSIVE

- Leads to irreversible loss of lung function with high morbidity and mortality rates
- Median survival of 3-5 years following diagnosis

CURRENT TREATMENTS

- Slow pulmonary function loss
- Modest effect on slowing disease progression
- No demonstration of reversal
- Require side effect management
- ~$1.8B 2017 sales

[1] Raghu 2006 and United Nations Population Division
[2] https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3848422/

FibroGen

21

Patient Population IPF patients who are not being treated with approved therapies IPF diagnosis according to ATS/ERS/JRS/ALAT guidelines* Study Design Placebo-controlled, double-blind Similar to PRAISE Phase 2b study Enroll ~500 patients Randomization 3:2 pamrevlumab or placebo Primary Endpoint Change in forced vital capacity (FVC) from baseline Secondary Endpoints Composite clinical outcome of disease progression Patient reported outcomes Quantitative changes in lung fibrosis volume from baseline Others Pamrevlumab IPF Phase 3 Study Design   *Raghu, 2018

PRAISE Phase 2 double-blind, placebo-controlled study (n=103) Met primary endpoint of change in FVC % predicted from baseline to Week 48 Average decline in FVC by Week 48 was significantly less in pamrevlumab arm Significantly smaller proportion of patients in the pamrevlumab arm experienced disease progression (FVC % predicted decline ≥10% or death) Statistically significant attenuation of fibrosis change by qHRCT vs. placebo at Weeks 24 and 48 Strong trends for improvement in health-related quality of life (HRQoL) relative to placebo Pamrevlumab IPF Program: Positive Phase 2 Results

Pamrevlumab Pancreatic Cancer

LAPC Patient Population Lacks Treatment Options 1 2018 Estimates: http://seer.cancer.gov/statfacts/html/pancreas.html ADDRESSING UNDERSERVED, GROWING, AND EMERGENT PATIENT POPULATIONS new U.S. patients Dx annually1 Clinical significance of resection 55K ~27,700 (50%) present with no detectable metastases ~9,700 (15-20%) classified as resectable ~18,000 (30-35%) with locally advanced disease that precludes resection Locally advanced disease 50% survive 8-12 months ~8% survive 5 years Survival rate similar to metastatic disease Borderline and resectable disease 50% survive 17-27 months ~20% survive 5 years

Patient Population Locally advanced, unresectable pancreatic cancer ECOG 0-1 No prior therapy Study Design Double-blind, placebo-controlled Enroll ~260 subjects at 40-60 sites globally Randomization 1:1 pamrevlumab + gemcitabine/nab-paclitaxel or placebo + gemcitabine/nab-paclitaxel 6 cycles of neoadjuvant treatment followed by evaluation for surgical eligibility and possible resection Long-term follow-up for survival in all subjects Primary Endpoint: Overall survival (OS) Interim Analysis: After 6 months treatment, if pamrevlumab arm shows improved resection rate over placebo arm, we may request FDA meeting to discuss Accelerated Approval Secondary Endpoints: Progression-free survival, patient reported outcomes, and others LAPC Pivotal Phase 3 Study Design

Pancreatic Cancer Program: Positive Clinical Results Reported from Phase 1/2 Studies STUDY 069 IN LOCALLY ADVANCED UNRESECTABLE PANCREATIC CANCER* Resection results: Higher proportion of patients in pamrevlumab arm: Eligible for surgical exploration 70.8% vs.15.4% (pamrevlumab vs. control, respectively) Achieved tumor resection 33.3% vs. 7.7% (pamrevlumab vs. control) Survival results: Statistically significant improvement of median survival in those who undergo resection Median survival for patients with non-resected tumors was 18.6 months Median survival for patients with resected tumors was >40 months (median not reached) *069 study ongoing

Pamrevlumab Duchenne Muscular Dystrophy

Affects ~1 in every 5,000 newborn boys About 20,000 children are diagnosed with DMD globally each year The fatal disease is caused by genetic mutations leading to the absence or defect of dystrophin, a protein necessary for normal muscle function. The absence of dystrophin results in muscle weakness, muscle loss, fibrosis, and inflammation Patients with DMD are often non-ambulatory before the age of 12, and their progressive muscle weakness may lead to serious medical problems relating to diminished function of respiratory and cardiac muscles DMD Background

Design Open-label, single-arm study in 21 non-ambulatory boys, 12 years of age and older Objective Efficacy, safety and tolerability, and PK Endpoints Change from baseline in: Pulmonary function tests Upper body muscle function tests Muscle and cardiac fibrosis by MRI imaging Study Status Fully enrolled and treatment is ongoing One-Year Data Anticipated in Q1 2019 Pamrevlumab DMD Program

CKD Anemia U.S. / ROW Pooled MACE safety data analysis (dialysis, non-dialysis) anticipated in the first half of 2019 NDA submission to FDA for the treatment of anemia in dialysis-dependent and non-dialysis-dependent CKD patients anticipated in the first half of 2019 CKD Anemia China Regulatory approval for CKD non-dialysis anticipated in the first half of 2019 Roxadustat launch in CKD dialysis-dependent and non-dialysis dependent anticipated in the second half of 2019 Upcoming Roxadustat Milestones

Idiopathic Pulmonary Fibrosis Plan to commence Phase 3 clinical study in the first quarter of 2019 Locally Advanced Unresectable Pancreatic Cancer Initiate Phase 3 clinical study in the first quarter of 2019 Duchenne Muscular Dystrophy Anticipate completing first year of treatment and reporting topline data in the first quarter of 2019 Upcoming Pamrevlumab Milestones

Thank you